                       SECURITIES AND EXCHANGE COMMISSION0

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported:  December 14, 2000


                                 AMR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   1-8400                    75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)


                 4333 Amon Carter Blvd. Fort Worth, Texas 76155
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (817) 963-1234
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure

AMR Corporation (the "Company") is furnishing herewith certain data regarding its fleet plan, unit costs, capacity, operational considerations, traffic and fuel.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMR CORPORATION



                                         /s/ Charles D. MarLett
                                         Charles D. MarLett
                                         Corporate Secretary



Dated:  December  14, 2000

                                                    December 14, 2000

         Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 1999.

FLEET PLAN

Attached you will find a copy of our most recent fleet plan for both American Airlines and American Eagle. This plan includes AA's December 5th order for two additional 757s for delivery in 2002, and four additional 737-800s also for delivery in 2002. Two 777-200ERs were also ordered but delivery is not planned until 2003.

WEATHER DISRUPTIONS

As most who follow the industry are aware, our 4th quarter operations have been plagued by a significant increase in the amount of adverse weather relative to the same period a year ago. Significant thunderstorm activity impacted the early part of the quarter, particularly at our key DFW hub. Weather has also taken its toll on operations in December. While we are pleased with the operational benefits of our Chicago hub restructuring during the recent winter storms there, the level of cancellations and delays were considerably higher than last year. Additionally, recent ice storms at DFW resulted in significant cancellations on both December 12th and 13th. Further compounding the problems at DFW have been strong winds and storms in the northeastern part of the United States. All of these events have resulted in a reduction in expected traffic and capacity (passenger and cargo), added overtime expenses for flight crew and customer service employees, and higher costs for weather related operational needs such as de-icing. Unfortunately, our meteorologists expect continued adverse weather to adversely affect operations into next week.

UNIT COSTS

As a result of the weather related disruptions, as well as a persistently wide "crack spread" between crude oil and jet fuel prices (which has ranged from $9-12 per barrel), we have again raised our unit cost expectations for both AMR Consolidated and American Mainline Operations.


                    AMR CONSOLIDATED COST PER ASM (IN CENTS)
                    ----------------------------------------

                                            ACTUAL             -------FORECAST-------
                                             NOV                        DEC
                                             ---                        ---
     AMR Cost per ASM                       11.39                      11.48

                    AMERICAN MAINLINE OPERATIONS COST PER ASM (IN CENTS)
                    ----------------------------------------------------

                                            ACTUAL             -------FORECAST-------
                                             NOV                        DEC
                                             ---                        ---
     AA Cost per ASM                        10.80                      10.87

CAPACITY, TRAFFIC AND FUEL

December capacity and traffic for both AA Mainline Operations and American Eagle are expected to come in substantially below our prior forecast due to the weather disruptions noted above.

                                             ACTUAL                     -------FORECAST--------
                                              NOV                                DEC
                                              ---                                ---
AA Mainline Ops:
         Capacity (yr/yr)                     -2.9%                              -2.4%
         Traffic (yr/yr)                      -1.1%                               3.0%
         Fuel ($/gal incl. tax)               0.88                               0.97
         Fuel Consumption (mil)                250                                258

     American Eagle:
         Capacity (yr/yr)                     +7.8%                              +3.7%
         Traffic (yr/yr)                      +6.8%                              +4.2%

FOURTH QUARTER STATISTICS. Assuming the estimates above, we expect AA's reported capacity to decrease approximately 3% and traffic to be approximately flat with last year's fourth quarter. Adjusting for the More Room Throughout Coach program, ASMs would be up approximately 2.9%.

FUEL. Our fourth quarter fuel forecast -- including all taxes -- is about 92(cent) per gallon, roughly 3% higher than our prior guidance.

                                           Michael Thomas
                                           Director, Investor Relations

                       AMR FLEET SUMMARY YE1999 TO YE2002*

AMERICAN AIRLINES
                                                                  YOY Change
                                       On Hand        ----------------------------------         On Hand
Aircraft Type                          YE 1999        2000           2001           2002         YE 2002
-------------                          -------        ----           ----           ----         -------
MD11                                     11            (4)            (4)            (3)             0
B777                                     11            16             13              5             45
B767-3ER                                 49                                                         49
B767-2ER                                 22                                                         22
A300 ER                                  10                                                         10
                                        ---           ---            ---            ---            ---
B767-200                                  8                                                          8
DC10-10                                   3            (3)                                           0
DC10-30                                   5            (5)                                           0
A300 2-Class                             25                                                         25
B757                                    102                           16              7            125
B737                                     24            27             26             25            102
B727                                     68            (8)           (14)           (26)            20
MD90                                      5                           (5)                            0
MD82/83/87                              279            (3)           (13)            (4)           259
F100                                     75                                                         75
                                        ---           ---            ---            ---            ---
Total AA Fleet Inc./(Dec.)                             20             19              4             43
Total AA Fleet                          697           717            736            740            740
                                        ---           ---            ---            ---            ---

AMERICAN EAGLE
                                                                  YOY Change
                                       On Hand        ----------------------------------         On Hand
Aircraft Type                          YE 1999        2000           2001           2002         YE 2002
-------------                          -------        ----           ----           ----         -------
Saab 340                                 145          (39)            (5)           (12)            89
ATR-42                                    31                          (8)           (12)            11
S-ATR                                     43                          (2)            (1)            40
    Turboprop Totals                     219          (39)           (15)           (25)           140
                                         ---          ---            ---            ---            ---

Embraer ERJ-145                           45            5              9             (3)            56
Embraer ERJ-135                            9           24              7              0             40
Embraer ERJ-140                            0                          12             28             40
CRJ-700                                    0                           3              8             11
                                         ---          ---            ---            ---            ---
Total AE Fleet Inc./(Dec.)                            (10)            16              8             14
Total AE Fleet                           273          263            279            287            287
                                         ---          ---            ---            ---            ---

*Summary includes firm aircraft orders and planned fleet retirements